Exhibit 99.1

Dex One Investor Day February 24, 2011

2 Safe Harbor Statement Certain statements contained in this press release regarding Dex One Corporation’s future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One Corporation or its management, have been used to identify such forward-looking statements.  All forward-looking statements reflect only Dex One Corporation’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation.  Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation’s publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation’s business or financial results.  Such risks and other factors, which in some instances are beyond Dex One Corporation’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging online technologies; ongoing weak economic conditions and continued decline in advertising sales; our ability to collect trade receivables from local advertisers to whom we extend credit; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the company’s and the company’s subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; our ability to maintain agreements with Qwest, CenturyLink and AT&T and other major Internet search and local media companies; our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results.  Dex One Corporation is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet service providers.  This press release is being furnished to the SEC through a Form 8-K.  The company’s 2010 Annual Report on Form 10-K for the period ended December 31, 2010 to be filed with the SEC may contain updates to the information included in this release.We reference non-GAAP financial measures in this presentation.  Please see the appendix for a reconciliation of non-GAAP measures to the most comparable GAAP measures. © 2011 Dex One Corporation. All Rights Reserved.

3 ALFRED MOCKETT Chief Executive Officer © 2011 Dex One Corporation. All Rights Reserved.

4  “At Dex one we… help local business and consumers  connect.”  © 2011 Dex One Corporation. All Rights Reserved.

5 Competitive Advantages Team approach, personal contact Comprehensive bundles Multi-platform presence © 2011 Dex One Corporation. All Rights Reserved.

6 Key Messages Expand customer presence with new technologies and solutions  Drive growth in second half of 2012 Assemble best industry leadership team © 2011 Dex One Corporation. All Rights Reserved.

7 Key Initiatives © 2011 Dex One Corporation. All Rights Reserved.

8 Long-Term Value Creation Partnering Presence Platforms © 2011 Dex One Corporation. All Rights Reserved.

9 Key Messages © 2011 Dex One Corporation. All Rights Reserved.

10 DAVID SHARMAN Strategy © 2011 Dex One Corporation. All Rights Reserved.

11 Key Messages © 2011 Dex One Corporation. All Rights Reserved.

12 From Vision To Growth Strategy Action Growth Vision © 2011 Dex One Corporation. All Rights Reserved.

13 Local Search Was Simple In 2001 Local Businesses Yellow Pages Consumers © 2011 Dex One Corporation. All Rights Reserved.

14 Local Search Is Complicated Today Local Businesses Digital Services SEM SEO Ad. Networks Social media Own web sites Mobile sites Video Reputation management Local Search Destinations  Print IYP Search Map Social Review Deals Gaming Mobile apps Vertical community Consumers © 2011 Dex One Corporation. All Rights Reserved.

15 Powerful Assets 435,000 customers 1,500 marketing consultants 1 million customer calls Trust and expertise Dex Net™ Network AMS DexKnows Dex Mobile apps Print directory 27 million households Brand 2.7 million listings 1 billion references Local Businesses Digital Services Local Search Destinations Consumers © 2011 Dex One Corporation. All Rights Reserved.

16 Game Changers Customer-centric Integrate and bundle Simplify with digital dashboards Guarantee results Leverage information © 2011 Dex One Corporation. All Rights Reserved.

17 Releasing Unrealized Value In Print Connect Print and Digital Bundles Increase Stickiness Guarantees Shift Story to Results Full Pay Yellow Pages Highly Effective Attractive Footprint © 2011 Dex One Corporation. All Rights Reserved.

18 Driving Growth In 2012 Release print value Leverage assets and information Expand customer relationships Eliminate pain point Target large, growing market © 2011 Dex One Corporation. All Rights Reserved.

19 From Strategy To Technology Digital Dashboard Select services Manage spend Measure results Lead Generation Presence Website Reputation Management Additional Digital Solutions Print © 2011 Dex One Corporation. All Rights Reserved.

20 Strategic Expansion Channel Strength Consumer Connection Transforming Partnerships National Presence Leverage with Major Destinations © 2011 Dex One Corporation. All Rights Reserved.

21 Key Messages Leveraging digital Robust strategy Digital-savvy culture © 2011 Dex One Corporation. All Rights Reserved.

22 MIKE BOYCE Go To Market © 2011 Dex One Corporation. All Rights Reserved.

23 Key Messages © 2011 Dex One Corporation. All Rights Reserved.

24 Customers And Consumers Trust Dex CHOICES SOLUTION Dex © 2011 Dex One Corporation. All Rights Reserved.

25 Channel + Products + Bundles = Growth  Channel Marketing consultants: competitive advantage Expanding productivity Products Drive value to customers Energizing and innovating Bundling Customized client solutions Aggressive approach © 2011 Dex One Corporation. All Rights Reserved.

26 Marketing Consultants: Competitive Advantage World Class Training Cutting Edge Tools Client-Centric Service Model Outstanding Client Experience © 2011 Dex One Corporation. All Rights Reserved.

27 Broad Platform Of Effective Products: Traditional Solutions Print DexKnows.com Dex Net (SEM) © 2011 Dex One Corporation. All Rights Reserved.

28 Broad Platform Of Effective Products: Recent Releases Print DexKnows.com Dex Net (SEM) Mobile Website creation Website hosting Custom videos © 2011 Dex One Corporation. All Rights Reserved.

29 Broad Platform Of Effective Products: Emerging Solutions CRM Social Media Reputation Mgmt. Print DexKnows.com Dex Net (SEM) Mobile Website creation Website hosting Custom videos © 2011 Dex One Corporation. All Rights Reserved.

30 Bundling Is A Critical Component Of Success  Bundling  Dex Guaranteed Actions Presence Bundles Products  Outstanding Client Experience  Marketing Consultants  © 2011 Dex One Corporation. All Rights Reserved.

31 Key Messages Digital solutions Strengthened channel Enhanced packaging © 2011 Dex One Corporation. All Rights Reserved.

32 ATISH BANERJEA Technology © 2011 Dex One Corporation. All Rights Reserved.

33 Key Messages © 2011 Dex One Corporation. All Rights Reserved.

34 What Technology Can Do For 1,500 consultants Client-Centric Service Model World Class Training Cutting Edge Tools Outstanding Client Experience  435,000 customers Enterprise © 2011 Dex One Corporation. All Rights Reserved.

35 What Technology Can Do For Marketing Consultants Understand client needs Improve ad messaging Enhance lead quantity and quality © 2011 Dex One Corporation. All Rights Reserved.

36 What Technology Can Do For Customers Owned & Operated Properties Distribution Partners Web and Social Presence © 2011 Dex One Corporation. All Rights Reserved.

37 What Technology Can Do For Dex One Inefficient Flexible, scalable © 2011 Dex One Corporation. All Rights Reserved.

38 Innovation Driven By Emerging Technologies Enterprise Architecture Agile Development Open Platforms Scalability © 2011 Dex One Corporation. All Rights Reserved.

39 Technology Priorities  Mobile and social media Platforms Engineering team Technology partners © 2011 Dex One Corporation. All Rights Reserved.

40 Key Messages Optimize platform and solutions Flexible, scalable systems Technology leadership © 2011 Dex One Corporation. All Rights Reserved.

41 STEVE BLONDY Finance © 2011 Dex One Corporation. All Rights Reserved.

42 Key Messages © 2011 Dex One Corporation. All Rights Reserved.

43 Our Customers Are Still Challenged SMALL BUSINESS ENVIRONMENT Unemployment Rate US Dex Region Home Price Index US Dex Region CORPORATE AMERICA US Corporate Profits (B$) Dow Jones Industrial Average Source: Economy.com Source: Economy.com Source: Moody’s Source: Yahoo! Finance

44 Our Path To Growth Broader Economic Recovery Markets poised for growth New Products and Solutions Desktop, mobile technology Action-based products Strong Local Relationships More than 400,000 advertisers Millions of contacts per year Economic Index Dex Region US 10% Digital 2010 30% Digital 2012 Small Business Optimism Source: Economy.com Source: NFIB © 2011 Dex One Corporation. All Rights Reserved.

45 Leading Indicator Of Revenue 2010 Bookings $1,567M 2011 Revenue Guidance1 $1,475M to $1,525M Bookings Revenue 1Guidance illustrated as mid point of range © 2011 Dex One Corporation. All Rights Reserved.

46 Ad Sales Outlook CMR Impact Base Net Gain As Reported © 2011 Dex One Corporation. All Rights Reserved.

47 Driving Another $140M Cost Savings In 2011 -16% -14% -14% 2010 2011 Production & Distribution Production & Distribution $40M to 50M Selling & Support Selling & Support 60M to 70M General & Administrative General & Administrative 20M to 30M Investments Incremental Investments (40M) Total Savings in 2011 $140M Net Reduction $100M $140M Cost Reduction in 2011 © 2011 Dex One Corporation. All Rights Reserved.

48 Continuing EBITDA Strength 2010 EBITDA 808 Revenue Reduction 260 300 Expense Reduction 140 Investments 40 2011 EBITDA Guidance 650 600 Full Year EBITDA Guidance $600 to $650 Million © 2011 Dex One Corporation. All Rights Reserved.

49 Powerful Cash Flow Conversion  2011 EBITDA Guidance 650 600 Cash Interest 200 Capex 40 Taxes & Other 60 2011 Free Cash Flow Guidance 350 300 Full Year Free Cash Flow Guidance $300 to $350 Million © 2011 Dex One Corporation. All Rights Reserved.

50 Hidden Value In Large Tax Attributes Entity Basis Net Operating Loss Remain Years R.H. Donnelley Inc 950 360 14/19 Dex Media East 620 7 Dex Media West 640 8 Total 2,210 360 $200 Million Annual Tax Deduction © 2011 Dex One Corporation. All Rights Reserved.

51 Simplified Capital Structure $ in Millions Principal 12/31/10 Rate Projected YE 2011 Bank Debt $2,528 6.5% Notes 300 12.0% Total Debt $2,828 7.3% Net Debt $2,700 $2,400 Equity Market Cap $325 Enterprise Value $3,025 EBITDA $808 $625 Leverage 3.3x 3.8x Enterprise Multiple 3.7x 4.4x © 2011 Dex One Corporation. All Rights Reserved.

52 Key Messages Strategic investments Growth plan Cost discipline, focused execution © 2011 Dex One Corporation. All Rights Reserved.

53 Appendix © 2011 Dex One Corporation. All Rights Reserved.

54 2011 Outlook Reconciliation of adjusted EBITDA outlook to operating income - GAAP outlook  Full Year 2011 Outlook Adjusted EBITDA outlook $ 625 Less: depreciation and amortization (206) Adjusted operating income outlook 419 Less: Stock-based compensation expense and long-term incentive program 7 Operating income (loss) - GAAP outlook $ 426 Reconciliation of adjusted free cash flow outlook to cash flow from operations outlook - GAAP Full Year 2011 Outlook Adjusted free cash flow outlook $ 325 Plus: Additions to fixed assets and computer software 40 Cash flow from operations outlook - GAAP $ 365 Reconciliation of debt - GAAP to net debt and net debt  - eliminating fair value discount Full Year 2011 Outlook Debt - GAAP $ 2,466 Less: Cash and cash equivalents (128) Net Debt $ 2,339 Fair value discount 62 Net Debt - eliminating fair value discount $ 2,400 © 2011 Dex One Corporation. All Rights Reserved.